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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) October 21, 2002

                          Commission File Number 1-9947

             TRC COMPANIES, INC. 401(k) RETIREMENT AND SAVINGS PLAN
                              (Full title of plan)

                               TRC COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                           06-0853807
----------------------------------------           ----------------------------
(State or other jurisdiction of                    (IRS Employer Identification
        incorporation)                                         Number)


         5 Waterside Crossing
         WINDSOR, CONNECTICUT                                  06095
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(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (860) 298-9692


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT FOR THE TRC COMPANIES,
         INC. 401(k) RETIREMENT AND SAVINGS PLAN.

Effective October 24, 2002, the Board of Directors, based upon a recommendation of its Audit Committee, retained Deloitte & Touche LLP as its independent accountants to audit the financial statements of the TRC Companies, Inc. 401(k) Retirement and Savings Plan ("the 401(k) Plan") for the year ended June 30, 2002, replacing PricewaterhouseCoopers LLP ("PWC") as the 401(k) Plan's independent accountants who were dismissed on October 21, 2002.

PWC's reports on the 401(k) Plan's financial statements for each of the years ended June 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2001 and 2000 and through October 21, 2002, there were no disagreements with PWC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter in connection with their report on the 401(k) Plan's statements for such years; and there were no reportable events as defined in
Item 304(a) (1) (v) of Regulation S-K.

Attached as Exhibit 16 is a copy of PWC's letter, dated December 26, 2002, stating its agreement with the contents of this Form 8-K.

The 401(k) Plan did not consult Deloitte & Touche LLP regarding any matters prior to their appointment on October 24, 2002.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      16 Letter from PricewaterhouseCoopers LLC to the Securities and Exchange
         Commission.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRC COMPANIES, INC. 401(k)
                                          RETIREMENT AND SAVINGS PLAN

December 27, 2002                         by: /s/  Martin H. Dodd
                                              -------------------------------
                                              Martin H. Dodd
                                              Administrative Committee Member


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